UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 16, 2010

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions

On March 16, 2010, ML Macadamia Orchards, L. P. issued the press release attached to this report as Exhibit 99.1 announcing its results for the year 2009. This Form 8-K and attached exhibits are furnished to, but not filed with the Securities and Exchange Commission

Item 8.01. Other Events

On March 12, 2010 a commitment letter to extend the maturity date of the Revolving Loan Promissory Note and an amendment to the third Amended and Restated Credit Agreement dated June 29, 2009 was signed by ML Macadamia Orchards, L. P. and American AgCredit, PCA.

Item 9.01. Exhibits

Exhibit 99.1 Press Release “ML Macadamia Orchards, L. P. Reports 2009 Operating Results”.

Exhibit 10.72

Commitment Letter dated March 5, 2010 to extend Revolving Line of Credit Maturity Date

EXHIBIT INDEX

Exhibits

10.72 Commitment Letter dated March 5, 2009 to extend Revolving Line of Credit Maturity Date

99.1 Press Release “ML Macadamia Orchards, L. P. Reports 2009 Operating Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date March 16, 2010
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis